UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2007

U.S. Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-466-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2007, U.S. Bancorp’s Board of Directors approved a number of amendments to the company’s Restated Bylaws. Certain of these amendments relate to the elimination of the company’s classified Board of Directors that will be proposed to the shareholders for approval at the company’s 2007 annual meeting of shareholders, and correspond to the changes to the company’s Amended and Restated Certificate of Incorporation that would effectuate the declassified board if approved by the shareholders. The other changes accommodate changes in the company’s structure and governance function since the bylaws were last amended.

None of the amendments will be effective until April 17, 2007; however, the amendments related to declassifying the company’s Board of Directors will only become effective if and when the company’s shareholders approve the company’s proposal to amend the Restated Certificate of Incorporation to provide for the annual election of directors.

The description below of the amendments to the Restated Bylaws is qualified in its entirety by the company’s Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Bylaws attached as Exhibit 3.2 include the amendments contemplating the annual election of directors, which are contingent upon the company’s shareholders approving the corresponding amendments to the company’s Restated Certificate of Incorporation. There is no assurance that such approval will occur.

The amendments to the Bylaws include amendments to:

• Article II, Section 6; to specify that only one inspector of election is required at shareholders’ meetings;

• Article III, Sections 1 and 2; to implement the annual election of directors;

• Article III, Sections 4 and 5; to clarify who may call special board meetings and the appropriate means of notice;

• Article III, Section 9; to specify that the Compensation Committee of the Board of Directors shall determine director compensation;

• Article IV, Section 1; to update the composition and chairmanship of the Executive Committee of the Board of Directors;

• Article V; to clarify and update who presides at meetings of the Board of Directors and meetings of the company’s shareholders and to remove provisions relating to appointment of staff and divisional officers;

• Article VI, Section 3; to clarify that the company’s then current Stock Incentive Plan shall be used to define "Change of Control of the Corporation" for the purposes of the procedures relating to indemnification;

• Article VII, Sections 1 and 3; to update certain procedures relating to issuance of certificates representing company shares; and

• Article X; to update the appropriate means of notice for emergency meetings of the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.2 Restated Bylaws effective as of April 17, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Bancorp

January 22, 2007	By:	Lee R. Mitau

Name: Lee R. Mitau
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.2	Restated Bylaws effective as of April 17, 2007.